united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

Power Dividend Index VIT Fund
Class 1 shares
Class 2 shares

Power Income VIT Fund
Class 1 shares
Class 2 shares

Power Momentum Index VIT Fund
Class 1 shares
Class 2 shares

Annual Report
December 31, 2019

1-877-7PWRINC
1-877-779-7462

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolios’ shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

POWER INCOME VIT FUND POWER DIVIDEND INDEX VIT FUND POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

By Jeffrey R. Thompson, Chief Executive Officer, Portfolio Manager

February 4, 2020

Dear Investors,

We are pleased to address our annual letter to shareholders of the Power Income VIT Fund, the Power Dividend Index VIT Fund, and the Power Momentum Index VIT Fund (each a “Power VIT Fund” and collectively the “Power VIT Funds”).

During the period for calendar year ended December 31, 2019, the Power Income VIT Fund, the Power Dividend Index VIT Fund, the Power Momentum Index VIT Fund had the following performance relative to their respective benchmark indices:

Returns for Period December 31, 2018 through December 31, 2019

Power Income VIT Fund Class 1	8.39%
Power Income VIT Fund Class 2	7.72%
Power Dividend Index VIT Fund	-2.84%
Power Momentum Index VIT Fund	7.87%
S&P 500 Total Return Index	31.49%
Bloomberg Barclays US Aggregate Index	8.72%

Source: Morningstar Direct

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | www.donoghue.com

POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

In 2019, we saw broad based gains across both riskier and safer assets. Global equities registered strong returns, corporate bond spreads tightened, and government bond yields moved lower. Despite a deteriorating global growth picture that helped push bond yields down, favorable policy developments and a de-escalation of the US-China trade conflict helped fuel the rally in risk assets. The business cycle remains relatively mature, but equities and other risk assets continue to show positive momentum from December 2018 lows amid an improving global liquidity picture.

For the full year of 2019, all major asset classes finished the year in positive territory. (Chart 1).

Chart 1

Asset Class	2019 Returns	Asset Class	2019 Returns
US Large Caps	31.49	EM Bonds (USD)	16.09
US Small Caps	25.52	Preferred Stocks	18.45
EAFE Stocks	22.01	TIPS	8.43
EM Stocks	18.42	Gold	18.43
US Aggregate	8.72	Oil	34.46
Long Duration Treasuries	15.09	Commodities	10.60
Investment Grade Bonds	17.27	US REITs	27.62
High Yield Bonds	14.65	US Cash	2.21
		Source: Bloomberg; As of 12/31/2019

US Large Caps = S&P 500 Total Return Index; US Small Caps = Russell 2000 Total Return Index; EAFE Stocks = MSCI EAFE Net Total Return USD Index; EM Stocks = MSCI Emerging Net Total Return USD Index; US Aggregate = Bloomberg Barclays US Agg. Total Return Value Unhedged USD; Long Duration Treasuries = ICE US Treasury 20+ Year TR Index; Investment Grade Bonds = iBoxx USD Liquid Investment Grade Index; High Yield Bonds = iBoxx USD Liquid High Yield Index; EM Bonds (USD) = JP Morgan EMBI Global Core; Preferred Stocks = ICE Exchange-Listed Preferred & Hybrid Securities Index; TIPS = Bloomberg Barclays US Treasury Inflation Notes TR Index Value Unhedged USD; Gold = LBMA Gold Price PM USD; Oil = US Crude Oil WTI Cushing OK Spot; Commodities = Deutsche Bank DBIQ Optimum Yield Diversified Commodity Index Excess Return; US REITs = MSCI US Investable Market Real Estate 25/50 Net Return ISD Realtime Index; US Cash = Bloomberg Barclays US Tr. Bills 1-3 Months TR Index Value Unhedged.

A Banner Year for Asset Markets

Let’s highlight some of the most important trends that have weighed on financial markets over the past year.

The Federal Reserve & Quantitative Easing: The central bank cut interest rates 3 times in 2019 and started to grow their balance sheet again. Other global central banks took similar measures.

Trade War: The US-China trade conflict caused weaker than expected industrial spending as CEO confidence waned. The “Phase One” trade deal de-escalates risks and uncertainty, but strategic distrust is here to stay.

Multiple Expansion: US earnings growth tipped negative, but the market rallied because price-to-earnings (P/E) ratios rose 4 points to 18x – the largest increase of the last 20 years. US equities are already pricing in a lot of hope.

Share Repurchases: $737bn of US share repurchases – the 2nd largest ever – made earnings growth look stronger without improving fundamentals. Without buybacks, we would have seen a deep earnings recession.

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
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0% Yielding Bonds: In 2019, 1/3 of all bonds globally had negative yields. This pushed investment into riskier asset classes.

Strong Employment: 2019 saw record low unemployment and higher wages … a positive for the US consumer backdrop, which buoyed a global manufacturing recession.

We expect these trends to continue to have a meaningful impact on markets as we enter 2020!

UPDATE ON THE POWER INCOME VIT FUND

Fixed income markets have undergone significant structural change since the 2008 financial crisis. Their prices have risen as a result of quantitative easing programs which saw central banks buy government and investment grade corporate bonds. Such programs mean that bond prices have risen and yields, which move inversely to prices, have fallen. There is now over $11 trillion of global outstanding debt offering investors negative nominal yields! (Chart 2).

Chart 2

Gone are the days of safe government bonds with inflation beating yields. With bonds expensive and providing little in the way of income, investors seeking lower-risk income may find a traditional bond allocation is not suitable for their needs. Such investors may choose instead to favor a multi-asset approach offering the ability to navigate an increasingly fluid and rapidly changing opportunity set. Forward-looking risk assessment through fundamental analysis seeks to anticipate market events and trends rather than reacting to them. We believe global diversification across asset classes seeks to reduce portfolio risk and volatility by limiting exposure to individual risk factors.

The past year saw meaningful market catalysts. Attractive valuations entering the year and the massive easing pivot among central banks provided tailwinds to all major asset classes. The Power Income VIT Fund was able to take advantage of this sanguine risk environment. The fund focused its positioning around credit, equity, and other alternative sources of income, while holding short duration bonds to

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
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act as a portfolio ballast given an aging cycle. In our fixed income allocation, we maintained our conviction to positions in emerging market bonds, short term high yield bonds, and preferred stocks. All posted returns greater than the Bloomberg Barclays US Aggregate Index. The biggest detractor from performance was our large allocation to short duration bonds, which lagged most asset categories. We did benefit from having exposure to equity, where we focused our exposure around the quality factor. The Fund also benefitted from a tactical trade into and out of gold during the year.

Asset markets are likely to continue to be volatile as we enter the later stages of the global credit cycle; our approach is to emphasize diversification and spend a lot of time researching the effect of currency, rates, and economic conditions on regions and sectors. Portfolio construction that manages risk over the long haul is a sensible strategy as the long summer of risk bull markets starts to close. No one can predict the exact timing of the next global recession. But, “Winter is Coming,” and our job is to seek to protect advisors and their clients with our arsenal of research, investment products, and service. The Power Income Fund primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

UPDATE ON THE POWER DIVIDEND INDEX VIT FUND

W.E. Donoghue announced during the second quarter that we have chosen to partner exclusively with S-Network Global Indexes in managing our family of tactical indexes. After working closely with S-Network for 7 years, the two firms have formalized the agreement that went into effect in June 2019.

As a result of this change, the existing line of W.E. Donoghue Power Indexes implemented a rule change that names S-Network as the calculation agent. The Power Indexes are the underlying indices that the Power Funds utilize to drive both the investment selection and the moves to defensive positions. All the existing symbols and names of the W.E. Donoghue Power indexes have remained the same.

The Power Family of Indexes have also implemented some additional changes that we believe will improve the value we add to investors as well as enable the existing indexes to select equities from a broad, diversified pool of stocks derived from proprietary S-Network indexes.

During Power Dividend Index VIT Fund’s move from a defensive position to re-entering the market in June 2019, we incorporated the new underlying indexes into the Fund.

Changes made to underlying indexes and investment process improvements

The starting universe has been updated to include a broad universe of the largest 1000 Large to Mid cap stocks that make up the US Equity Large/Mid-Cap 1000 Index (SN1000) (SN1000) in place of the S&P 500.

New Underlying Index and Equity Selection Description.

W.E. Donoghue’s Power Dividend Index (PWRDXTR) will now use the total return variation of the S-Network Quality Sector Dividend Dog Index (SNQDIV) in place of the S-Network Sector Dividend

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
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Dogs Index (SDOGXTR) to determine equity selection and the signals that control whether the fund will be invested or in a defensive position.

The SNQDIV is an enhanced version of its predecessor, as it incorporates a Quality and Liquidity filter that help the Fund allocate to what we believe are higher quality companies.

Starting with the broad universe of 1000 of the largest stocks, the index will run a liquidity filter to remove any stocks that do not meet a minimum daily trading volume in excess of $20 million USD during the previous 3 months prior to selection. The remaining stocks are then reviewed based on our new factors, that include a new Quality factor.

The Quality factor was incorporated into the Index on June 21, 2019 and the new criteria were used to select the stocks in the current Index. Here is how the new factors work all together within the Index:

1.	All of the eligible stocks must meet a liquidity requirement and have a predetermined minimum average daily traded volume to be included in the Index.

2.	The Index will include up to 50 stocks that pass through all our factors and meet all our new requirements.

3.	Starting with a universe of 1000 large to mid-cap companies, we select the top 10 companies that have the highest dividend yield within each of the 10 sectors.

4.	The 10 sectors used are similar to those previously included in the SDOGXTR index:

●	Communication Services

●	Consumer Discretionary

●	Consumer Staples

●	Energy

●	Financials

●	Health Care

●	Industrials

●	Technology

●	Materials

●	Utilities

5.	We now incorporate a Quality filter that looks at the Free Cash Flow to Debt ratio of the stocks and select the top 5 in each sector.

6.	If any stock does not meet the requirements, we will select the next eligible stock within the sector with the highest dividend yield and highest Quality factor.

7.	However, if less than 5 stocks in a sector meet all our requirements, we will only include the ones that meet all the requirements. This means a sector may potentially have less than 5 stocks, and as a result, the strategy will equal weight the allocations amongst all the final stocks within the strategy.

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Benefits of the New Factors

During our back testing, our analysis of adding the new factors, and the resulting new pool of stocks with the enhanced Quality factor, would have offered lower volatility over most rolling time periods going back to January 1, 2000. This lower volatility would have reduced the trading activity over the last two years regarding the tactical overlay. Hence, it would have reduced short-term whipsaws. However, the major “V” spike, which occurred between the fourth quarter of 2018 and the first quarter of 2019 would have been unavoidable with the intermediate trend following indicator. Our research shows the added focus on free cash flow also helps us mitigate against value traps, like General Electric stock.

We will continue to strive to make further enhancements and or improvements and evolve our investment strategies where appropriate.

Update to defensive trigger methodology. W.E. Donoghue’s Power Dividend Index (PWRDXTR) now includes an additional economic factor that will be used in conjunction with the existing technical signals to trigger moves to a defensive position.

The additional economic factor will trigger 50% of the Index to move to a defensive position, while the other 50% will continue to be determined by the existing rules, that are based on exponential moving averages.

The new economic factor follows the Nonfinancial Leverage Subindex of the Federal Reserve Bank of Chicago’s (Chicago Fed) National Financial Conditions Index (NFCI). The Nonfinancial Leverage Subindex consists of debt and equity measures, in which positive values have been historically associated with tighter–than–average financial conditions, while negative values have indicated the opposite.

According to the Chicago Fed’s research, the nonfinancial leverage subindex can serve as an early warning signal for financial stress and its potential impact on economic growth. The Leverage subindex is the most cyclical of the three subindexes in the NFCI, often leading the others into and out of a financial crisis.

Each of the defensive triggers in the Power Dividend Index will operate independently when triggering a move from equities to a defensive posture. When only 50% of the Index is defensive, the move back into equities will be determined when the trigger that moved it defensive turns positive, based on the Index rules. If 100% of the Index is defensive, when the first of the two triggers signal a move back into equities, the Index will move 100% back into equities at that time.

Additionally, the PWRDXTR index will now allocate to the S-Network US Treasury 1–3 Year Index (Ticker: SN13TX) when in a defensive position.

Rebalancing and Reconstitution. The Fund will continue to rebalance quarterly and reconstitute annually.

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
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The Fund’s primary objective remains the same. The Power Dividend Index VIT Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index over a full market cycle on a risk adjusted basis.

The Power Dividend VIT Fund began the year in a defensive stance invested in 1-3 yr treasury bond funds. The Fund had 5 technical triggers during the year:

Date	Action	Commentary	Sentiment
4/5/2019	BUY in 100%	SELL ST Treasury Basket / Buy INDEX names	Bullish
6/10/2019	SELL out 100%	SELL INDEX names / BUY ST Treasury Basket	Bearish
6/21/2019	BUY in 100%	SELL ST Treasury Basket / Buy INDEX names	Bullish
8/29/2019	SELL out 50%	SELL 50% INDEX names / BUY 50% ST Treasury Basket	Cautiously Bearish
9/18/2019	BUY in to 100%	SELL ST Treasury Basket to 0% / BUY INDEX names to 100%	Bullish

Unfortunately, we have not participated fully in the movement of equity markets in the last year. (chart 3), but our focus continues to be risk-adjusted returns over a full market cycle. The Fund was not invested in the market throughout the first quarter and the fund had two defensive triggers during the year that proved to be untimely. Additionally, the Fund did not benefit from its equal weighting across sectors.

But our focus continues to be risk-adjusted returns over a full market cycle. When we look at the S&P 500 Total Return Index, since the beginning of 2018, you can see by the large swings in the markets, that this has led to a challenging environment. These large and sudden “V” spikes in the markets that are not historically a frequent occurrence were challenging for our strategy. Many investors are relying on the strategy to help mitigate their overall exposure to risk, being more sensitive to the risk vs. return trade-off. This is where we may miss upside in some instances for the greater good of missing the catastrophic downside, which can be devastating to a pre-retiree or retiree.

Chart 3

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

UPDATE ON THE POWER MOMENTUM INDEX VIT FUND

W.E. Donoghue announced during the second quarter that we have chosen to partner exclusively with S-Network Global Indexes in managing our family of tactical indexes. After working closely with S-Network for 7 years, the two firms have formalized the agreement that went into effect in June 2019.

As a result of this change, the existing line of W.E. Donoghue Power Indexes implemented a rule change that names S-Network as the calculation agent. The Power Indexes are the underlying indices that the Power Funds utilize to drive both the investment selection and the moves to defensive positions. All the existing symbols and names of the W.E. Donoghue Power indexes have remained the same.

The Power Family of Indexes have also implemented some additional changes that we believe will improve the value we add to investors as well as enable the existing indexes to select equities from a broad, diversified pool of stocks derived from proprietary S-Network indexes.

During Power Momentum Index VIT Fund’s last reconstitution in June 2019, we incorporate the new underlying indexes into the Fund.

Changes made to underlying indexes and investment process improvements

The starting universe has been updated to include a broad universe of the largest 1000 Large to Mid cap stocks that make up the S-Network 1000 Index (SN1000) in place of the S&P 500.

New Underlying Index and Equity Selection Description. W.E. Donoghue’s Power Momentum Index (PWRMOXTR) will now use the total return variation of the S-Network US Equity Large/Mid-Cap Sharpe Ratio Index (SNSHRP) in place of the S-Network Large-Cap Sharpe Ratio Index (SHRPX) to determine equity selection and the signals that control whether the fund will be invested or in a defensive position.

The calculations used to determine the top 5 stocks with the highest Sharpe ration in 10 sectors. The 10 sectors used are similar to those previous include in the SHRPX index:

●	Communication Services

●	Consumer Discretionary

●	Consumer Staples

●	Energy

●	Financials

●	Health Care

●	Industrials

●	Technology

●	Materials

●	Utilities

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

Update to move to defensive position. The underlying factors used to determine the move from equities to a defensive position have remained the same, but the underlying indexes used to track the technical indicators have changed. The indexes used to determine the sector allocations are:

Index Name Index Ticker

S-Network US Equity Large/Mid-Cap Consumer Discretionary Total Return IndexSNDISC
S-Network US Equity Large/Mid-Cap Consumer Staples Total Return IndexSNSTPL
S-Network US Equity Large/Mid-Cap Energy Total Return IndexSNENER
S-Network US Equity Large/Mid-Cap Financial Total Return IndexSNFINL
S-Network US Equity Large/Mid-Cap Health Care Total Return IndexSNHLTH
S-Network US Equity Large/Mid-Cap Industrial Total Return IndexSNINDL
S-Network US Equity Large/Mid-Cap Information Technology Total Return IndexSNITECH
S-Network US Equity Large/Mid-Cap Materials Total Return IndexSNMTRL
S-Network US Equity Large/Mid-Cap Communication Services Total Return IndexSNTELS
S-Network US Equity Large/Mid-Cap Utilities Total Return IndexSNUTIL

Additionally, the PWRMOXTR index will now allocate to the S-Network US Treasury 1–3 Year Index (Ticker: SN13TX) when in a defensive position.

Rebalancing and Reconstitution. The Fund will continue to rebalance quarterly and reconstitute annually.

The Fund’s primary objective remains the same. The Power Momentum Index VIT Fund’s primary objective is capital growth and income. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index over a full market cycle on a risk-adjusted basis.

During the year, the strategy had 16 total tactical sector triggers.

Date	Action	Commentary	Sentiment
1/2/2019	Sell Out of Sect	SELL Consumer Staples / BUY ST Treasury Basket	Bearish
2/26/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Industrials	Bullish
2/27/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Consumer Discretionary	Bullish
2/28/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Materials	Bullish
3/4/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Information Technology	Bullish
3/5/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Financials / BUY Healthcare	Bullish
3/13/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Consumer Staples	Bullish
3/14/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Energy	Bullish
5/16/2019	Sell Out of Sect	SELL Healthcare / BUY ST Treasury Basket	Bearish
6/4/2019	Sell Out of Sect	SELL Energy / BUY ST Treasury Basket	Bearish
6/28/2019	Buy Into Sector	BUY Healthcare / SELL ST Treasury Basket	Bullish
10/1/2019	Sell Out of Sect	SELL Healthcare / BUY ST Treasury Basket	Bearish
10/11/2019	Sell Out of Sect	SELL Materials / BUY ST Treasury Basket	Bearish
10/29/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Materials	Bullish
11/5/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Healthcare	Bullish
12/2/2019	Buy Into Sector	SELL ST Treasury Basket / BUY Energy	Bullish

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

Unfortunately, we have not participated fully in the movement of equity markets in the last year (Chart 4), but our focus continues to be risk-adjusted returns over a full market cycle. When we look at the S&P 500 Total Return Index, since the beginning of 2018, you can see by the large swings in the markets, that this has led to a challenging environment. These large and sudden “V” spikes in the markets that are not historically a frequent occurrence were challenging for our strategy. Many investors are relying on the strategy to help mitigate their overall exposure to risk, being more sensitive to the risk vs. return trade-off. This is where we may miss upside in some instances for the greater good of missing the catastrophic downside, which can be devastating to a pre-retiree or retiree.

Chart 4

DIVIDENDS AND DISTRIBUTIONS

The Power Income VIT Fund, the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund made the following dividend and capital gain distributions during the year ended December 31, 2019:

Power Income VIT Fund Class 1

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
12/06/2019	0.0000	0.0000	0.2908	0.2908

Power Income VIT Fund Class 2

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
12/06/2019	0.0000	0.0000	0.2406	0.2406

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

Power Dividend Index VIT Fund

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
03/28/2019	0.0000	0.0000	0.0149	0.0149
06/27/2019	0.0000	0.0000	0.1091	0.1091
09/27/2019	0.0000	0.0000	0.0724	0.0724
12/06/2019	0.0000	0.0000	0.0162	0.0162

Power Momentum Index VIT Fund

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
12/06/2019	0.0000	0.0000	0.2184	0.2184

Source: Gemini Fund Services

MARKET OUTLOOK AND POTENTIAL POWER VIT FUND IMPLICATIONS

World equity markets have surged over the last few months. As central banks have stepped up their easing measures, geopolitical risks have abated, and the global manufacturing slowdown appears to have stabilized. Looking ahead, there are good reasons to believe the rally will be sustained into 2020:

Stronger Global Growth Ahead

Faced with slower economic growth, a factory slump, and muted inflation expectations, the Federal Reserve and other major central banks have cut interest rates. Monetary policy affects the economy with a lag. This is one reason why the net number of central banks cutting rates has historically led global growth by about 6-9 months. The latest data on global activity has been generally supportive of our constructive thesis. Across major economies, manufacturing PMIs, which are economic indicators derived from monthly surveys of private companies, are off their lows and OECD leading indicators point to a rebound. (Chart 5).

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Chart 5

Meanwhile, for the first time since the beginning of the QE era, major central banks are printing money in concert. (Chart 6). The key economic event of the past year was the Fed shifting from quantitative tightening to balance sheet expansion. In the 15 weeks since the Fed renewed their expansionary program, the S&P 500 has not had a down week! This is extremely positive for liquidity and world markets. Fiscal settings are also expansionary across major economies. According to IMF/OECD estimates, the impulse is likely to be mildly positive for growth in 2020.

In sum, we believe that the policy picture is favorable. Not only are central banks acting in sync, they are trending in the same direction as fiscal policy. As easier financial conditions filter through the economy, growth should edge up.

Chart 6

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

Large Geopolitical Risks Receding

The “phase one” agreement signed earlier this month between the US and China de-escalates risks and uncertainty, but strategic distrust remains. No firm schedule exists to begin “phase two” talks, but it is very likely that no negotiations will take place until after the US presidential election. And Trump has good reason to stall: partisan politics aside, the majority of voters approve of his handling of the economy. It will be his highest selling point heading into November. Any further escalation of the trade war would hurt the US economy, especially in several Midwestern states that Trump needs to carry in order to win the election. There is evidence of this in the uncanny correlation between the probability that betting markets assign to a Trump victory and the price of the S&P 500. (Chart 7). Across the pond, Brexit risks are fading, as Boris Johnson’s remarkable victory in the UK elections will likely give him the votes necessary to push a withdrawal bill through Parliament at the end of the month.

Chart 7

%
PROBABILITY OF TRUMP WINNING IN 2020* (LS)
S&P 500 (RS)
45
40
35
30
3200
3000
2800
2600
2400
© BCA Research 2020
OCT
JAN
APR
JUL
OCT
JAN
2019
2020
* SOURCE: PREDICTIT.

We Favor Stocks, Cash & Commodities over Bonds in 2020

There is a very close correlation between the global manufacturing PMI and the total stock-to-bond ratio, or the degree to which stocks are outperforming bonds. It is almost always the case that when global growth picks up, equities outperform fixed income. The reason this happens is that in a stronger growth environment, corporate earnings tend to accelerate, investors become more optimistic, and P/E multiples expand. Alternatively, for bonds, faster growth generally leads to higher real bond yields, which in turn leads to lower prices. Relative valuations also favor stocks over bonds. There’s a massive gap between bond yields and equity earnings yields. We call this the equity risk premium and it remains quite high by historic standards. (chart 8).

As global growth re-accelerates, downward pressure will likely be put on the US dollar. Tailwinds that have kept the dollar strong are reversing; the Fed is now printing more than its central bank peers, while trade war and Brexit risks are receding, and growth differentials no longer clearly favor the US. Commodity prices tend to closely track the dollar cycle and should outperform in a weaker dollar

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
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environment. Relative commodity valuations are also favorable and with inflation risks skewed to the upside, real assets could provide diversification.

In sum, easy monetary policy, geopolitical progress and a declining dollar all benefit growth and inflation outlooks. This is bad news for an expensive bond market and bodes well for equities and commodities.

Cycles don’t die of old age. We see little reason to call in life support on the current market and economic cycle. We would, however, use it as a cue to build up portfolio resilience with tactical management!

Chart 8

Time for a Breather

Despite the optimistic view above, bullish sentiment poses near-term headwind to risk assets and stocks need to work off overbought conditions before moving higher. Net long positions in equity futures among asset managers and levered funds are now at levels that have historically preceded corrections (chart 9). Additionally, recent market gains have relied on a handful of names. The top 5 stocks in the S&P 500 (Apple, Microsoft, Alphabet, Amazon, and Facebook) now comprise 18% of the indexes total market capitalization, a higher share than in 2000. (Chart 10). Such weak breadth is disconcerting.

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POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

Chart 9

Chart 10

The Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund remain fully invested and should benefit from the strong technical picture of US equities and an improving fundamental picture. We believe that the US stock market remains in a healthy long-term uptrend and that financial conditions are extremely loose and favor allocations to stocks.

Page | 15

POWER INCOME VIT FUND, POWER DIVIDEND INDEX VIT FUND AND POWER MOMENTUM INDEX VIT FUND
ANNUAL LETTER TO SHAREHOLDERS

The Power Income VIT Fund will adapt to fundamental, not emotional influences. We seek opportunities for solid risk adjusted returns and to preserve capital in risk downturns. The fund is positioned to benefit from an improved global growth picture. However, we have modified our risk-seeking outlook over the short-term against heightened risk of a short-term correction.

Regards,

President, CEO & Portfolio Manager
W.E. Donoghue & Co., LLC.

5275-NLD-2/18/2020

Page | 16

Power Dividend Index VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception (a)
Power Dividend Index VIT Fund - Class 1	(2.84)%	(0.85)%	4.87%	3.17%
S&P 500 Value Total Return Index (b)	28.88%	9.43%	11.22%	6.32%
S&P 500 Total Return Index (c)	31.49%	11.70%	13.56%	8.60%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares, as well as other charges and expenses of the insurance contract or separate account. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class 1 and Class 2 prospectus dated September 3, 2019 is 1.82% and 2.07% for Class 1 and Class 2 shares, respectively. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2021, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation), will not exceed 2.00% and 2.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. Prior to June 1, 2019, the expense limitations were 1.25% and 1.50% of the Fund’s average daily net assets for Class 1 and Class 2 respectively. As of December 31, 2019 Class 2 shares have not commenced operations. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is May 1, 2007

(b)	The S&P 500 Value Total Return Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics. Investors cannot invest directly in an index.

(c)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized US domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Portfolio Composition as of December 31, 2019

Holdings By Investment Types	% of Net Assets
Common Stock	96.1%
Short-Term Investments	4.1%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Power Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Power Income VIT Fund - Class 1	8.39%	3.46%	3.48%
Power Income VIT Fund - Class 2	7.72%	1.59%	1.84%
Bloomberg Barclays Global Aggregate Bond Index (b)	6.84%	2.31%	1.52%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	8.72%	3.05%	2.84%
Reference Index (d)	11.15%	4.13%	3.72%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares, as well as other charges and expenses of the insurance contract, or separate account. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2019 are 2.82% and 3.32% for Class 1 and Class 2 respectively. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2020, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation), will not exceed 2.00% and 2.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date for Class 1 and Class 2 shares is April 30, 2012.

(b)	The Bloomberg Barclays Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index weighted according to each country’s market capitalization, except for Japan, which is weighted by the market capitalization of the 40 largest Japanese government bonds. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

(c)	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

(d)	The Reference Index is a combination of 80% Bloomberg Barclays Global Aggregate Bond Index, 10% of MSCI ACWI, and 10% of S&P Goldman Sachs Commodities Index. The MSCI SCWI Index represents the performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. The S&P Goldman Sachs Commodities Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

Portfolio Composition as of December 31, 2019

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds	99.0%
Short-Term Investments	2.4%
Liabilities in Excess of Other Assets	(1.4)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Power Momentum Index VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception (a)
Power Momentum Index VIT Fund - Class 1	7.87%	5.77%	11.22%	5.74%
S&P 500 Total Return Index (b)	31.49%	11.70%	13.56%	8.60%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares, as well as other charges and expenses of the insurance contract or separate account. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class 1 and Class 2 prospectus dated May 1, 2019, as supplemented May 29, 2019, is 1.54% and 1.79% for Class 1 and Class 2 shares, respectively. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, as supplemented May 29, 2019, at least until April 30, 2020, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation), will not exceed 2.00% and 2.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. Prior to June 1, 2019, the expense limitations were 1.25% and 1.50% of the Fund’s average daily net assets for Class 1 and Class 2 respectively. As of December 31, 2019 Class 2 shares have not commenced operations. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is May 1, 2007

(b)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized US domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Portfolio Composition as of December 31, 2019

Holdings By Investment Type	% of Net Assets
Common Stock	99.1%
Short-Term Investment	1.1%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Power Dividend Index VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 96.1%
	ADVERTISING - 4.1%
20,310	Interpublic Group of Cos., Inc.	$469,161
5,695	Omnicom Group, Inc.	461,409
		930,570
	AGRICULTURE - 2.0%
5,508	Philip Morris International, Inc.	468,676

	APPAREL - 2.1%
17,808	Tapestry, Inc.	480,282

	AUTO MANUFACTURERS - 2.0%
2,555	Cummins, Inc.	457,243

	BANKS - 6.1%
37,314	FNB Corp.	473,887
30,392	Huntington Bancshares, Inc.	458,311
12,220	PacWest Bancorp	467,659
		1,399,857
	BEVERAGES - 2.2%
9,168	Molson Coors Beverage Co.	494,155

	BIOTECHNOLOGY - 2.1%
1,968	Amgen, Inc.	474,426

	CHEMICALS - 2.1%
5,958	Eastman Chemical Co.	472,231

	COMPUTERS - 4.1%
22,767	HP, Inc.	467,862
7,893	Seagate Technology PLC	469,634
		937,496
	DISTRIBUTION/WHOLESALE - 2.1%
2,614	WatsCo., Inc.	470,912

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
17,061	Western Union Co.	456,893

	ELECTRIC - 2.1%
11,904	NRG Energy, Inc.	473,184

	ELECTRONICS - 2.1%
19,011	nVent Electric PLC	486,301

	ENTERTAINMENT - 2.1%
31,844	International Game Technology PLC	476,705

	FOOD - 6.3%
21,808	Flowers Foods, Inc.	474,106
9,084	General Mills, Inc.	486,539
4,641	JM Smucker Co.	483,267
		1,443,912
	INSURANCE - 2.1%
8,540	Principal Financial Group, Inc.	469,700

	IRON/STEEL - 4.1%
8,282	Nucor Corp.	466,111
13,497	Steel Dynamics, Inc.	459,438
		925,549
	LODGING - 2.0%
6,719	Las Vegas Sands Corp.	463,880

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 96.1% (Continued)
	MEDIA - 6.5%
15,215	Sinclair Broadcast Group, Inc.	$507,268
28,837	TEGNA, Inc.	481,290
11,984	ViacomCBS, Inc.	502,968
		1,491,526
	MISCELLANEOUS MANUFACTURING - 2.1%
4,987	Eaton Corp. PLC	472,369

	OIL & GAS - 8.2%
3,928	Chevron Corp.	473,363
11,188	CVR Energy, Inc.	452,331
7,938	Marathon Petroleum Corp.	478,265
4,994	Valero Energy Corp.	467,688
		1,871,647
	OIL & GAS SERVICES - 2.1%
19,582	Halliburton Co.	479,171

	PACKAGING & CONTAINERS - 4.1%
4,218	Packaging Corp. of America	472,374
7,613	Sonoco Products Co.	469,874
		942,248
	PHARMACEUTICALS - 8.4%
7,287	Bristol-Myers Squibb Co.	467,753
3,319	Johnson & Johnson	484,143
5,240	Merck & Co., Inc.	476,578
12,153	Pfizer, Inc.	476,155
		1,904,629
	RETAIL - 6.6%
9,710	Kohl’s Corp.	494,724
30,471	Macy’s, Inc.	518,007
6,298	MSC Industrial Direct Co., Inc.	494,204
		1,506,935
	SAVINGS & LOANS - 2.1%
28,039	People’s United Financial, Inc.	473,859

	SEMICONDUCTORS - 2.1%
7,788	Maxim Integrated Products, Inc.	479,040

	TELECOMMUNICATIONS - 2.2%
10,308	Cisco Systems, Inc.	494,372

	TOTAL COMMON STOCK (Cost - $21,463,573)	21,897,768

	SHORT-TERM INVESTMENTS - 4.1%
	MONEY MARKET FUNDS - 4.1%
256	Dreyfus Treasury Securities Cash Management - Institutional Class, 1.44% *	256
260	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 1.49% *	260
936,302	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 1.50% *	936,302
243	Invesco STIT Liquid Assets - STIT - Government & Agency Portfolio - Institutional Class, 1.21% *	243
	TOTAL SHORT-TERM INVESTMENTS (Cost - $937,061)	937,061

	TOTAL INVESTMENTS - 100.2% (Cost - $22,400,634)	$22,834,829
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(49,773)
	NET ASSETS - 100.0%	$22,785,056

PLC - Public Limited Company

*	Money market fund; interest rate reflects effective yield on December 31, 2019.

See accompanying notes to financial statements.

Power Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.0%
	COMMODITY FUND - 3.0%
14,472	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	$239,656
	TOTAL COMMODITY FUND (Cost - $225,618)

	DEBT FUNDS - 83.8%
25,846	iShares 0-5 Year High Yield Corporate Bond ETF	1,200,030
10,506	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,203,567
25,661	iShares Preferred & Income Securities ETF	964,597
46,075	iShares Short Maturity Bond ETF	2,315,269
3,745	iShares Short-Term National Muni Bond ETF	399,891
16,613	VanEck Vectors J.P. Morgan Emerging Markets Local Currency Bond ETF	565,008
	TOTAL DEBT FUNDS (Cost - $6,584,532)	6,648,362

	EQUITY FUNDS - 12.2%
2,398	iShares Edge MSCI USA Quality Factor ETF	242,198
1,802	iShares Edge MSCI USA Value Factor ETF	161,694
9,625	iShares International Select Dividend ETF	323,111
5,494	iShares Mortgage Real Estate ETF	244,648
	TOTAL EQUITY FUNDS (Cost - $926,486)	971,651

	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,736,636)	7,859,669

	SHORT-TERM INVESTMENTS - 2.4%
	MONEY MARKET FUNDS - 2.4%
2,361	Dreyfus Treasury Securities Cash Management - Institutional Class, 1.44% *	2,361
1,558	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 1.49% *	1,558
172,132	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 1.50% *	172,132
13,851	Invesco STIT Liquid Assets - Government & Agency Portfolio - Institutional Class, 1.21% *	13,851
	TOTAL SHORT-TERM INVESTMENTS (Cost - $189,902)	189,902

	TOTAL INVESTMENTS - 101.4% (Cost - $7,926,538)	$8,049,571
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(111,778)
	NET ASSETS - 100.0%	$7,937,793

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Money market fund; interest rate reflects effective yield on December 31, 2019.

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 99.1%
	AGRICULTURE - 4.0%
54,248	Darling Ingredients, Inc.*	$1,523,284
17,139	Philip Morris International, Inc.	1,458,358
		2,981,642
	BANKS - 5.9%
21,870	Commerce Bancshares, Inc.	1,485,848
10,775	JPMorgan Chase & Co.	1,502,035
18,527	State Street Corp.	1,465,485
		4,453,368
	BEVERAGES - 2.0%
22,555	Brown-Forman Corp.	1,524,718

	BIOTECHNOLOGY - 3.9%
21,964	Arrowhead Pharmaceuticals, Inc.*	1,393,177
12,459	Intercept Pharmaceuticals, Inc.*	1,543,919
		2,937,096
	BUILDING MATERIALS - 8.0%
22,720	Fortune Brands Home & Security, Inc.	1,484,525
49,791	Louisiana-Pacific Corp.	1,477,299
50,331	MDU Resources Group, Inc.	1,495,334
18,992	Simpson Manufacturing Co., Inc.	1,523,728
		5,980,886
	CHEMICALS - 6.0%
26,996	Dow, Inc.	1,477,491
126,904	Element Solutions, Inc.*	1,482,239
11,864	International Flavors & Fragrances, Inc.	1,530,693
		4,490,423
	COMMERCIAL SERVICES - 1.9%
9,518	Gartner, Inc.*	1,466,724

	COMPUTERS - 2.1%
5,266	Apple, Inc.	1,546,361

	DISTRIBUTION/WHOLESALE - 2.0%
41,907	LKQ Corp.*	1,496,080

	ELECTRIC - 7.9%
75,948	AES Corp.	1,511,365
18,070	Dominion Energy, Inc.	1,496,557
36,834	NRG Energy, Inc.	1,464,152
41,509	PPL Corp.	1,489,343
		5,961,417
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
19,404	Emerson Electric Co.	1,479,749

	ELECTRONICS- 3.9%
35,445	Jabil, Inc.	1,464,942
11,450	SYNNEX Corp.	1,474,760
		2,939,702
	ENTERTAINMENT - 2.0%
25,547	Eldorado Resorts, Inc.*	1,523,623

	ENVIRONMENTAL CONTROL - 2.0%
23,490	Stericycle, Inc.*	1,498,897

	FOOD - 2.0%
17,546	Lamb Weston Holdings, Inc.	1,509,482

	HEALTHCARE-PRODUCTS - 2.0%
5,464	Align Technology, Inc.*	1,524,674

	HOME FURNISHINGS - 2.0%
29,011	Leggett & Platt, Inc.	1,474,629

	INSURANCE - 2.0%
30,014	Assured Guaranty Ltd.	1,471,286

	MEDIA - 6.0%
3,095	Charter Communications, Inc.*	1,501,323
12,046	Liberty Broadband Corp.*	1,514,785
208,829	Sirius XM Holdings, Inc. +	1,493,127
		4,509,235

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 99.1% (Continued)
	METAL FABRICATE/HARDWARE - 2.0%
26,335	Timken Co.	$1,482,924

	OIL & GAS - 9.8%
29,005	HollyFrontier Corp.	1,470,844
24,214	Marathon Petroleum Corp.	1,458,894
47,196	PBF Energy, Inc.	1,480,539
13,107	Phillips 66	1,460,251
15,601	Valero Energy Corp.	1,461,034
		7,331,562
	PACKAGING & CONTAINERS - 2.0%
88,749	Graphic Packaging Holding Co.	1,477,671

	PHARMACEUTICALS - 5.9%
16,372	AbbVie, Inc.	1,449,577
31,140	Agios Pharmaceuticals, Inc.*	1,486,935
31,212	Herbalife Nutrition Ltd.*	1,487,876
		4,424,388
	RETAIL- 3.9%
5,074	Domino’s Pizza, Inc.	1,490,640
6,624	RH *	1,414,224
		2,904,864
	SAVINGS & LOANS - 1.9%
74,239	TFS Financial Corp.	1,461,023

	SOFTWARE - 2.0%
13,287	Citrix Systems, Inc.	1,473,528

	TELECOMMUNICATIONS - 4.0%
112,059	CenturyLink, Inc.	1,480,299
21,379	GCI Liberty, Inc.*	1,514,701
		2,995,000

	TOTAL COMMON STOCK (Cost - $74,308,595)	74,320,952

	COLLATERAL FOR SECURITIES LOANED - 1.6% **
1,232,240	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.53% **	1,232,240
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,232,240)

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUND - 1.1% **
858,686	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 1.50% **	858,686
	TOTAL SHORT-TERM INVESTMENTS (Cost - $858,686)

	TOTAL INVESTMENTS - 101.8% (Cost - $76,399,521)	$76,411,878
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%	(1,323,816)
	NET ASSETS - 100.0%	$75,088,062

+	All or a portion of the security is on loan. Total loaned securities had a fair value of $1,196,792 at December 31, 2019.

*	Non-income producing security

**	Money market fund; interest rate reflects effective yield on December 31, 2019.

See accompanying notes to financial statements.

Power VIT Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019

	Power Dividend	Power Income		Power Momentum
	Index VIT Fund	VIT Fund		Index VIT Fund
ASSETS
Investment securities:
At cost	$22,400,634	$7,926,538		$76,399,521
At value *	$22,834,829	$8,049,571		$76,411,878
Dividends and interest receivable	59,261	2,827		31,901
Receivable for Fund shares sold	—	505		—
Prepaid expenses and other assets	274	82		681
TOTAL ASSETS	22,894,364	8,052,985		76,444,460

LIABILITIES
Securities lending collateral (Note 5)	—	—		1,232,240
Payable for Fund shares repurchased	56,607	79,641		3,922
Investment advisory fees payable	23,180	7,155		63,719
Distribution (12b-1) fees payable	5,795	3,418		15,930
Payable to related parties	3,398	6,681		17,504
Payable to Trustees	93	93		93
Accrued expenses and other liabilities	20,235	18,204		22,990
TOTAL LIABILITIES	109,308	115,192		1,356,398
NET ASSETS	$22,785,056	$7,937,793		$75,088,062

COMPOSITION OF NET ASSETS:
Paid in capital	$26,904,443	$7,938,097		$69,901,291
Accumulated earnings (losses)	(4,119,387)	(304)		5,186,771
NET ASSETS	$22,785,056	$7,937,793		$75,088,062

NET ASSET VALUE PER SHARE:
Class 1 Shares:
Net Assets	$22,785,056	$130		$75,088,062
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,529,571	12		2,667,338
Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$14.90	$10.88	(a)	$28.15

Class 2 Shares:
Net Assets	$—	$7,937,663		$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	—	805,572		—
Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$—	$9.85		$—

(a)	NAV does not recalculate due to rounding of net assets and shares.

*	Includes market value of securities on loan for Power Momentum Index VIT Fund. Total loaned securities had a fair value of $1,196,792 at December 31, 2019.

See accompanying notes to financial statements.

Power VIT Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2019

	Power Dividend	Power Income	Power Momentum
	Index VIT Fund	VIT Fund	Index VIT Fund
INVESTMENT INCOME
Dividends (Less: Foreign Withholding Tax $0, $0, $2,125)	$1,004,393	$305,825	$1,104,881
Interest	19,998	3,347	12,558
Securities Lending Income	15	4	47
TOTAL INVESTMENT INCOME	1,024,406	309,176	1,117,486

EXPENSES
Investment advisory fees	313,207	87,638	770,970
Distribution (12b-1) fees
Class 1	78,302	—	192,742
Class 2	—	43,818	—
Administration fees	43,667	20,237	88,418
Accounting services fees	25,841	27,238	31,201
Legal fees	25,310	16,755	15,974
Audit fees	14,373	15,078	11,976
Compliance officer fees	12,767	10,709	7,545
Trustees’ fees and expenses	12,055	13,322	7,955
Printing and postage expenses	10,510	17,951	9,868
Custodian fees	4,821	5,431	7,769
Transfer agent fees	1,508	8,444	2,983
Insurance expense	660	401	989
Other expenses	206	1,171	280
TOTAL EXPENSES	543,227	268,193	1,148,670
Less: Fees waived/reimbursed by the Advisor	(66,156)	(49,184)	(135,174)
NET EXPENSES	477,071	219,009	1,013,496

NET INVESTMENT INCOME	547,335	90,167	103,990

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(1,854,940)	224,961	5,894,985
Net change in unrealized appreciation (depreciation) on investments	305,636	346,948	(134,975)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,549,304)	571,909	5,760,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,001,969)	$662,076	$5,864,000

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
FROM OPERATIONS
Net investment income	$547,335	$705,934
Net realized loss from security transactions	(1,854,940)	(3,230,927)
Net change in unrealized appreciation on investments	305,636	108,021
Net decrease in net assets resulting from operations	(1,001,969)	(2,416,972)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions Paid
Class 1	(455,157)	(622,316)
Total distributions to shareholders	(455,157)	(622,316)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class 1	6,945,992	15,203,109
Reinvestment of distributions
Class 1	455,157	622,316
Payments for shares redeemed
Class 1	(15,023,788)	(4,173,158)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(7,622,639)	11,652,267

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,079,765)	8,612,979

NET ASSETS
Beginning of Year	31,864,821	23,251,842
End of Year	$22,785,056	$31,864,821

SHARE ACTIVITY
Class 1:
Shares Sold	466,987	916,793
Shares Reinvested	31,181	38,437
Shares Redeemed	(1,016,328)	(252,238)
Net increase (decrease) in shares of beneficial interest outstanding	(518,160)	702,992

See accompanying notes to financial statements.

Power Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
FROM OPERATIONS
Net investment income	$90,167	$195,653
Net realized gain (loss) from security transactions	224,961	(273,990)
Net change in unrealized appreciation (depreciation) on investments	346,948	(219,621)
Net increase (decrease) in net assets resulting from operations	662,076	(297,958)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class 1	(3)	(3)
Class 2	(196,465)	(210,239)
Total Distributions to Shareholders	(196,468)	(210,242)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 1	—	—
Class 2	1,149,105	3,275,567
Reinvestment of distributions:
Class 1	3	3
Class 2	196,465	210,239
Payments for shares redeemed:
Class 1	—	—
Class 2	(3,129,369)	(2,652,749)
Net increase (decrease) in net assets from shares of beneficial interest	(1,783,796)	833,060

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,318,188)	324,860

NET ASSETS
Beginning of Year	9,255,981	8,931,121
End of Year	$7,937,793	$9,255,981

SHARE ACTIVITY
Class 1:
Shares Sold	—	—
Shares Reinvested	—	1
Shares Redeemed	—	—
Net increase in shares of beneficial interest outstanding	—	1

Class 2:
Shares Sold	117,041	335,806
Shares Reinvested	20,192	22,061
Shares Redeemed	(319,535)	(270,880)
Net increase (decrease) in shares of beneficial interest outstanding	(182,302)	86,987

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
FROM OPERATIONS
Net investment income	$103,990	$600,097
Net realized gain (loss) from security transactions	5,894,985	(770,995)
Net change in unrealized depreciation on investments	(134,975)	(1,919,824)
Net increase (decrease) in net assets resulting from operations	5,864,000	(2,090,722)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class 1	(582,215)	(15,983,805)
Total distributions to shareholders	(582,215)	(15,983,805)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class 1	2,565,473	3,516,127
Reinvestment of distributions
Class 1	582,215	15,983,805
Payments for shares redeemed
Class 1	(10,998,648)	(5,901,240)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(7,850,960)	13,598,692

TOTAL DECREASE IN NET ASSETS	(2,569,175)	(4,475,835)

NET ASSETS
Beginning of Year	77,657,237	82,133,072
End of Year	$75,088,062	$77,657,237

SHARE ACTIVITY
Class 1:
Shares Sold	94,793	104,981
Shares Reinvested	20,853	596,188
Shares Redeemed	(400,949)	(176,902)
Net increase (decrease) in shares of beneficial interest outstanding	(285,303)	524,267

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019		December 31, 2018	December 31, 2017 *	December 31, 2016	December 31, 2015
Net asset value, beginning of year	$15.56		$17.29	$15.82	$15.86	$20.52
Activity from investment operations:
Net investment income (1)	0.26		0.41	0.36	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.71)		(1.78)	1.35	(0.18)	(1.16)
Total from investment operations	(0.45)		(1.37)	1.71	0.11	(0.88)
Less distributions from:
Net investment income	(0.21)		(0.30)	(0.24)	(0.15)	(0.39)
Net realized gains	—		(0.06)	—	—	(3.39)
Total distributions	(0.21)		(0.36)	(0.24)	(0.15)	(3.78)
Net asset value, end of year	$14.90		$15.56	$17.29	$15.82	$15.86
Total return (2)	(2.84)%		(8.02)%	10.89%	0.67%	(3.94)%
Net assets, at end of year (000s)	$22,785		$31,865	$23,252	$15,043	$17,072
Ratio of gross expenses to average net assets before waiver (3)	1.74%		1.80%	1.95%	1.41%	1.64%
Ratio of net expenses to average net assets after waiver (3)	1.53	% (5)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets before waivers (3,4)	1.54%		1.96%	1.50%	1.71%	1.05%
Ratio of net investment income to average net assets after waivers (3,4)	1.75%		2.51%	2.20%	1.87%	1.44%
Portfolio Turnover Rate	495%		322%	197%	166%	106%

*	See note 1 on change of investment strategy.

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of the investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Effective June 1, 2019, the Advisor agreed to waive expenses greater than 2.00% per annum of the Fund’s average daily net assets. Prior to June 1, 2019, the Advisor waived expenses over 1.25% per annum of the Fund’s average daily net assets.

See accompanying notes to financial statements.

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value, beginning of year	$10.31	$10.68	$10.41	$9.74	$10.10
Activity from investment operations:
Net investment income (1)	0.17	0.28	0.47	0.07	0.18
Net realized and unrealized gain (loss) on investments	0.69	(0.39)	(0.02)	0.60	(0.26)
Total from investment operations	0.86	(0.11)	0.45	0.67	(0.08)
Less distributions from:
Net investment income	(0.29)	(0.26)	(0.18)	—	(0.28)
Net realized gains	—	—	—	—	—
Total distributions	(0.29)	(0.26)	(0.18)	—	(0.28)
Net asset value, end of year	$10.88	$10.31	$10.68	$10.41	$9.74
Total return (2)	8.39%	(1.08)%	4.32%	6.88%	(0.83)%
Net assets, at end of year	$130	$120	$122	$116	$109
Ratio of gross expenses to average net assets before waiver (3)	2.56%	2.34%	2.39%	2.04%	1.76%
Ratio of net expenses to average net assets after waiver (3)	2.00%	2.00%	2.00%	2.00%	1.76%
Ratio of net investment income to average net assets before waivers (3,4)	0.59%	2.31%	2.31%	0.62%	0.24%
Ratio of net investment income to average net assets after waivers (3,4)	1.15%	2.65%	2.70%	0.66%	0.24%
Portfolio Turnover Rate	101%	316%	199%	365%	459%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 2
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value, beginning of year	$9.37	$9.91	$9.79	$9.38	$9.86
Activity from investment operations:
Net investment income (loss) (1)	0.10	0.21	0.22	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	0.62	(0.53)	(0.01)	0.34	(0.22)
Total from investment operations	0.72	(0.32)	0.21	0.41	(0.25)
Less distributions from:
Net investment income	(0.24)	(0.22)	(0.09)	—	(0.23)
Net realized gains	—	—	—	—	—
Total distributions	(0.24)	(0.22)	(0.09)	—	(0.23)
Net asset value, end of year	$9.85	$9.37	$9.91	$9.79	$9.38
Total return (2)	7.72%	(3.31)%	2.12%	4.37%	(2.51)%
Net assets, at end of year (000s)	$7,938	$9,256	$8,931	$10,389	$13,734
Ratio of gross expenses to average net assets before waiver (3)	3.06%	2.84%	2.89%	2.54%	2.26%
Ratio of net expenses to average net assets after waiver (3)	2.50%	2.50%	2.50%	2.50%	2.26%
Ratio of net investment income (loss) to average net assets before waivers (3,4)	0.49%	1.84%	1.81%	0.64%	(0.26)%
Ratio of net investment income (loss) to average net assets after waivers (3,4)	1.05%	2.18%	2.20%	0.68%	(0.26)%
Portfolio Turnover Rate	101%	316%	199%	365%	459%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019		December 31, 2018	December 31, 2017 *	December 31, 2016	December 31, 2015
Net asset value, beginning of year	$26.30		$33.82	$28.51	$27.13	$34.78
Activity from investment operations:
Net investment income (1)	0.04		0.25	0.10	0.36	0.08
Net realized and unrealized gain (loss) on investments	2.03		(2.02)	5.85	1.10	(0.89)
Total from investment operations	2.07		(1.77)	5.95	1.46	(0.81)
Less distributions from:
Net investment income	(0.22)		(0.11)	(0.43)	(0.08)	(0.22)
Net realized gains	—		(5.64)	(0.21)	—	(6.62)
Total distributions	(0.22)		(5.75)	(0.64)	(0.08)	(6.84)
Net asset value, end of year	$28.15		$26.30	$33.82	$28.51	$27.13
Total return (2)	7.87%		(2.66)%	20.93%	5.39%	(1.05)%
Net assets, at end of year (000s)	$75,088		$77,657	$82,133	$77,116	$81,948
Ratio of gross expenses to average net assets before waiver (3)	1.49%		1.50%	1.49%	1.21%	1.24%
Ratio of net expenses to average net assets after waiver (3)	1.31	% (5)	1.15%	1.19%	1.21%	1.24%
Ratio of net investment income to average net assets before waivers (3,4)	(0.04)%		0.40%	0.01%	1.33%	0.24%
Ratio of net investment income to average net assets after waivers (3,4)	0.13%		0.75%	0.31%	1.33%	0.24%
Portfolio Turnover Rate	526%		458%	506%	141%	107%

*	See note 1 on change of investment strategy.

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of the investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Effective June 1, 2019, the Advisor agreed to waive expenses greater than 2.00% per annum of the Fund’s average daily net assets. Prior to June 1, 2019, the Advisor waived expenses over 1.25% per annum of the Fund’s average daily net assets.

See accompanying notes to financial statements.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The Power Dividend Index VIT Fund (formerly known as the JNF SSgA Tactical Allocation Portfolio, which was formerly known as the JNF Balanced Portfolio), the Power Income VIT Fund and the Power Momentum Index VIT Fund (formerly known as the JNF SSgA Sector Rotation Portfolio, which was formerly known as the JNF Equity Portfolio) (each a “Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts owns approximately 64% of the shares offered by the Power Dividend Index VIT Fund, 39% of the shares offered by the Power Income VIT Fund, and 100% of the shares offered by the Power Momentum Index VIT Fund.

Each Fund currently offer two classes of shares: Class 1 shares and Class 2 shares. Class 1 and 2 shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders. The Funds, income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. As of December 31, 2019 Class 2 shares of the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund have not commenced operations.

The investment objective of each Fund is as follows:

Fund	Objective
Power Dividend Index VIT Fund	The primary investment objective is total return from income and capital appreciation. Capital preservation is a secondary objective of the Fund.

Power Income VIT Fund	The primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Power Momentum Index VIT Fund	The investment objective is capital growth and income.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities and other assets held by the Funds listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. When the market for these securities is considered active, they will be classified within Level 1 of the fair value hierarchy. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued using the “fair value” procedures approved by the Board. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Funds’ investments measured at fair value:

Power Dividend Index VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$21,897,768	$—	$—	$21,897,768
Money Market Funds	937,061	—	—	937,061
Total	$22,834,829	$—	$—	$22,834,829

Power Income VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,859,669	$—	$—	$7,859,669
Money Market Funds	189,902	—	—	189,902
Total	$8,049,571	$—	$—	$8,049,571

Power Momentum Index VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$74,320,952	$—	$—	$74,320,952
Collateral for Securities Loaned	1,232,240	—	—	1,232,240
Money Market Fund	858,686	—	—	858,686
Total	$76,411,878	$—	$—	$76,411,878

The Funds did not hold any Level 3 securities during the year.

*	Refer to the Portfolios of Investments for classification by asset class.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Security Transactions and Related Income – Security transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities using the effective interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of index fund bought and sold on a securities exchange. An ETN trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETN could result in it being more volatile. Additionally, ETNs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – The following table summarizes each Fund’s investment income and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Power Dividend Index VIT Fund	Quarterly	Annually
Power Income VIT Fund	Annually	Annually
Power Momentum Index VIT Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax return. The Funds identify their major tax jurisdictions as U.S. federal and Ohio. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Fund	Purchases	Sales
Power Dividend Index VIT Fund	$145,339,447	$145,838,437
Power Income VIT Fund	8,682,680	10,585,441
Power Momentum Index VIT Fund	400,279,796	405,495,705

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., LLC. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of the daily operations of the Funds and the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Funds’ average daily net assets.

For the year ended December 31, 2019, earned advisory fees for the Funds were as follows:

Fund	Advisory Fees
Power Dividend Index VIT Fund	$313,207
Power Income VIT Fund	87,638
Power Momentum Index VIT Fund	770,970

The Advisor agreed to voluntarily reduce its investment advisory fee of the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund to 0.65% until June 30, 2019. These waived fees are not subject to reimbursement by the Funds to the Advisor. For the year ended December 31, 2019 the Advisor voluntarily waived fees as follows:

Fund	Voluntary Fee Waiver
Power Dividend Index VIT Fund	$55,859
Power Momentum Index VIT Fund	135,174

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2021 for the Dividend Index VIT Fund and at least until April 30, 2020 for the Income VIT Fund and Momentum Index VIT Fund, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) for Power Dividend Index VIT Fund, Power Income VIT Fund, and Power Momentum Index VIT Fund do not exceed 2.00% and 2.50%, of the Funds’ average daily net assets for Class 1 and Class 2 shares, respectively. Prior to June 1, 2019, the rate was 1.25% and 1.50% of the Fund’s average daily net assets for Class 1 and Class 2 Shares for Power Dividend Index VIT Fund and Power Momentum Index VIT Fund

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

respectively.

During the year ended December 31, 2019, the Advisor waived fees/reimbursed expenses pursuant to the Waiver Agreement for the Funds as follows:

Fees Waived by
Fund	the Advisor
Power Dividend Index VIT Fund	$10,297
Power Income VIT Fund	49,184

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

During the year ended December 31, 2019, the Advisor waived fees/reimbursed expenses for the Funds pursuant to the Waiver Agreement that are subject to recapture as follows:

	Recapture through	Recapture through	Recapture through
Fund	December 31, 2020	December 31, 2021	December 31, 2022	Total
Power Dividend Index VIT Fund	$63,509	$54,956	$10,297	$128,762
Power Income VIT Fund	37,536	30,842	49,184	117,562

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plans, the Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund may pay 0.25% and 0.50% per year of the average daily net assets of Class 1 and Class 2 shares, respectively. Under the Plans, the Power Income VIT Fund may pay 0.50% per year of the average daily net assets of Class 2 Shares.

For the year ended December 31, 2019, the Funds incurred distribution fees under the Plans as follows:

Fund	Class 1	Class 2
Power Dividend Index VIT Fund	$78,302	$—
Power Income VIT Fund	—	43,818
Power Momentum Index VIT Fund	192,742	—

As of December 31, 2019, Class 2 shares of each of the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund have not commenced operations.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	SECURITY LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds have the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Funds could experience delays or losses on recovery. Additionally, the Funds are subject to the risk of loss from investments made with the cash received as collateral. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

The following table breaks out the Funds’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019:

Power Momentum Index VIT Fund	Remaining Contractual Maturity of the Agreements as of December 31, 2019

	Overnight and		Between 30
Securities Lending Transactions	Continuous	< 30 days	& 90 days	> 90 days	Total
Money Market Fund	$1,232,240	$—	$—	$—	$1,232,240
Total Borrowings	$1,232,240	$—	$—	$—	$1,232,240
Gross amount of recognized liabilities for securities lending transactions					$1,232,240

At December 31, 2019, the Funds had loaned securities and received cash collateral for the loan. This cash was held as both Cash and invested in the Fidelity Investments Money Market Government Portfolio-Institutional Class (“Money Market Fund”) as shown in the Portfolio of Investments. The Funds receive compensation relating to the lending of the Fund’s securities as reflected in the Statement of Operations. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only the portion of collateral invested in the Money Market Fund. The portion of collateral held as cash is included on the Statement of Assets and Liabilities. These amounts are offset by a liability recorded as “Securities lending collateral” as shown on the Statement of Assets and Liabilities.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Power Dividend Index VIT Fund	$23,586,389	$804,745	$(1,556,305)	$(751,560)
Power Income VIT Fund	7,928,163	123,033	(1,625)	121,408
Power Momentum Index VIT Fund	76,399,521	635,501	(623,144)	12,357

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	For the year ended December 31, 2019
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Dividend Index VIT Fund	$455,157	$—	$—	$455,157
Power Income VIT Fund	196,468	—	—	196,468
Power Momentum Index VIT Fund	582,215	—	—	582,215

	For the year ended December 31, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Dividend Index VIT Fund	$622,316	$—	$—	$622,316
Power Income VIT Fund	210,242	—	—	210,242
Power Momentum Index VIT Fund	15,064,018	919,787	—	15,983,805

As of December 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Post October	Capital Loss	Unrealized	Total
	Ordinary	Loss and	Carry	Appreciation/	Accumulated
Fund	Income	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
Power Dividend Index VIT Fund	$522,484	$(154,497)	$(3,735,814)	$(751,560)	$(4,119,387)
Power Income VIT Fund	89,292	—	(211,004)	121,408	(304)
Power Momentum Index VIT Fund	5,174,414	—	—	12,357	5,186,771

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Power Dividend Index VIT Fund incurred and elected to defer such capital losses of $154,497.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

At December 31, 2019, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	Utilized
Power Dividend Index VIT Fund	$2,687,466	$1,048,348	$3,735,814	$—
Power Income VIT Fund	211,004	—	211,004	226,456
Power Momentum Index VIT Fund	—	—	—	792,246

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019 the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

Shareholder	Fund	Percent
Jefferson National Life Insurance Co.	Power Dividend Index VIT Fund	63.91%
Midland National Life Insurance Co.	Power Dividend Index VIT Fund	36.09%
Jefferson National Life Insurance Co.	Power Income VIT Fund	39.20%
Nationwide Life Insurance Co.	Power Income VIT Fund	47.39%
Jefferson National Life Insurance Co.	Power Momentum Index VIT Fund	100.00%

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Power Income VIT Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the iShares Short Maturity Bond ETF (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the respective Security’s N-CSR available at “www.sec.gov”. As of December 31, 2019, the percentage of the Power Income VIT Fund’s net assets invested in the iShares Short Maturity Bond ETF was 29.2%.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Variable Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Power Income VIT Fund, Power Dividend Index VIT Fund, and Power Momentum Index VIT Fund, each a fund constituting the Northern Lights Variable Trust (the “Funds”), as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended December 31, 2017 were audited by other auditors whose reports, dated February 15, 2018, expressed unqualified opinions on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 18, 2020

We have served as the auditor of one or more Power Funds investment companies since 2018.

Power VIT Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Funds’ expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Fund’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account	Value	During	Value	During
	Ratio	Value 7/1/19	12/31/19	Period*	12/31/19	Period
Power Dividend Index	1.81%	$1,000.00	$1,004.20	$9.14	$1,016.08	$9.20
VIT Fund Class 1
Power Income VIT Fund	2.00%	$1,000.00	$1,024.30	$10.20	$1,015.12	$10.16
Class 1
Power Income VIT Fund	2.50%	$1,000.00	$1,020.60	$12.73	$1,012.60	$12.68
Class 2
Power Momentum Index	1.52%	$1,000.00	$1,026.80	$7.77	$1,017.54	$7.73
VIT Fund Class 1

*	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Power Dividend Index VIT Fund (“Power Dividend VIT”), Power Income VIT Fund (“Power Income VIT”), Power Momentum Index VIT Fund (“Power Momentum VIT”) (Adviser – W.E. Donoghue & Co., LLC)*

In connection with the regular meeting held on September 25-26, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between W.E. Donoghue & Co., LLC (“Adviser”) and the Trust, with respect to the Power Dividend VIT, Power Income VIT and Power Momentum VIT (referred to as the “Power Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1986 and had $2.25 billion in combined assets under management and advisement, providing rules-based tactical allocation strategies and professional investment management services to individuals, corporations and institutions. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Funds, taking into account their education and noting the investment team’s diverse financial industry experience. The Trustees discussed the different rules-based investment processes that the adviser used to manage each Fund’s strategy, noting the importance of having risk management tactical indicators built into each strategy. The Trustees discussed the adviser’s unique risk management process with respect to each Fund’s strategy, noting that each Fund had its own set of rules-based tactical indicators to determine when and how much to de-risk in declining markets and shift the portfolio into a defensive mode, as deemed appropriate. The Trustees noted that the adviser selected broker-dealers based on the evaluation of various qualitative service factors and competitive pricing structures and active monitoring of best execution and trade recap reports. The Trustees noted that the adviser’s active management style allowed the Funds to be defensive when deemed appropriate to ensure low volatility and capital preservation. The Trustees concluded that the adviser was likely to continue to provide high quality services to each Fund for the benefit of the shareholders.

Performance.

Power Dividend VIT – The Trustees noted that for each of the one-year, three-year, five-year and since inception periods, the Fund had underperformed its peer group median and Morningstar category median, placing it in the bottom decile for returns versus the peer group and Morningstar category for all periods presented. The Trustees observed that, despite the low relative returns, the Fund had produced a consistently strong standard deviation, in the top decile over each period presented. The Trustees noted that the Fund’s focus on free cash flow and dividends as well as whipsaws and equal weighting of the Fund’s positions over the last year had all dramatically penalized the Fund. The Trustees noted that the adviser stood behind this strategy and believed it would prove favorable over a full market cycle. After further discussion, the Trustees concluded the adviser implemented the strategy as expected and should be retained to improve performance and implement the strategy as designed.

Power Income VIT – The Trustees noted that for the one, three and five-year periods, the Fund had outperformed its Morningstar category median, but underperformed its peer group median. The Trustees noted that the peer group consisted of mainly high yield funds, which put the Fund at a significant disadvantage. The Trustees noted that the Fund outpaced its benchmark over all periods. The Trustees also noted that the Fund had produced top quartile standard deviation over all periods presented relative to its peers. After further discussion, the Trustees concluded that the adviser appeared to be meeting the Fund’s objective and performance was not unsatisfactory.

Power Momentum VIT – The Trustees noted that while the Fund underperformed its peer group median and Morningstar category median over the one-year period, the Fund had outperformed its peer group median and Morningstar category median over the three, five and since inception periods. The Trustees reasoned that based on the standard deviation, the Fund appeared to be more volatile relative to its peer group median and Morningstar category median, but that the Fund’s standard deviation was not unreasonable. The Trustees noted that the adviser attributed the one-year underperformance to the Fund’s defensive posture throughout most of the time period, noting that the Fund’s stock selection process caused it to be less growth-oriented, which had negatively affected performance. After further discussion, the Trustees concluded that the adviser’s performance was not unsatisfactory.

Fees and Expenses.

Power Dividend VIT – The Trustees considered the advisory fee of 1.00%, noting that it was higher than its peer group median and its Morningstar category median and was the highest in each group. The Trustees discussed that the adviser’s justification for the fee was due to higher trading activity. The Trustees discussed the Fund’s net expense ratio of 1.80%, noting that it was significantly higher than its peer group median and its Morningstar category median. The Trustees noted the adviser’s intention to renew the current expense caps for the Fund. The Trustees observed that the adviser explained that the higher expense ratios were based on the Fund’s smaller asset size. After further discussion, the Trustees concluded that the advisory fee of the Fund was not unreasonable.

Power Income VIT – The Trustees considered the advisory fee of 1.00%, noting that it was higher than its peer group median and Morningstar category median and was the highest in the peer group. The Trustees discussed the Fund’s net expense ratio of 2.48%, noting that it was significantly higher than its peer group median and Morningstar category. They noted that the adviser’s justification for the higher advisory fee was the Fund’s reduced standard deviation and drawdown and its ability to move 100% into short-term treasuries during downturns relative to its peer group that did not have this ability. The Trustees noted that the adviser intended to renew the expense caps of the Fund. After further discussion, the Trustees concluded that the advisory fee of the Fund was not unreasonable.

Power Momentum VIT – The Trustees considered the advisory fee of 1.00%, noting that it was higher than its peer group median and Morningstar category median of 0.75% and 0.64%, respectively. The Trustees discussed the Fund’s net expense ratio of 1.15%, noting that it was also slightly higher than its peer group median and category. They noted the adviser’s justification for the fee being higher relative to separately managed accounts because the Fund had daily trading obligations that are not associated with separately managed account platforms. They further noted that the adviser partially justified the Fund’s higher expenses due to the Fund’s small size. After further discussion, the Trustees concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees examined the adviser’s responses and noted that the adviser’s calculations demonstrated profitability for each Fund ranged considerably but determined that the adviser’s profitability with respect to each Fund was not unreasonable. After further discussion, the Trustees concluded that the adviser’s profitability relating to each Fund was not excessive.

Economies of Scale. The Trustees noted that the all of the funds advised by the adviser collectively lost $1.14 billion in assets under management over the past twelve months. The Trustees observed that the adviser only predicted growth in two of the nine funds over the next year. The Trustees noted that the adviser was willing to consider adding a breakpoint at $1.0 billion of assets for each Fund as assets grow.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the renewal of the advisory agreement with the adviser was in the best interest of each Power Fund and its respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015). AICPA Auditing Standards Board Member (2009-2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/19-NLVT-v3

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019) President, Gemini Fund Services, LLC (2012 -2019); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President Gemini Fund Services, LLC (2012 – 2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolios managed by the Adviser. The Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877 -779-7462 .

12/31/19-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files monthly reports of portfolio holdings with the SEC for the third month of each fiscal quarter on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-779-7462.

INVESTMENT ADVISOR
W.E. Donoghue & Co., LLC.
One International Place Suite 2920
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees

	2017	2018	2019
Power Dividend Index VIT Fund	$13,500	$14,000	$14,400
Power Momentum Index VIT Fund	$13,500	$14,000	$14,400
Power Income VIT Fund	$14,000	$14,500	$14,900

(b) Audit-Related Fees

	2017	2018	2019
Power Dividend Index VIT Fund	None	None	None
Power Momentum Index VIT Fund	None	None	None
Power Income VIT Fund	None	None	None

(c) Tax Fees

	2017	2018	2019
Power Dividend Index VIT Fund	$2,500	$3,100	$3,200
Power Momentum Index VIT Fund	$2,500	$3,100	$3,200
Power Income VIT Fund	$2,000	$3,100	$3,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees

	2017	2018	2019
Power Dividend Index VIT Fund	None	None	None
Power Momentum Index VIT Fund	None	None	None
Power Income VIT Fund	None	None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Power Dividend Index VIT Fund	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Power Momentum Index VIT Fund	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Power Income VIT Fund	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2017	2018	2019
Power Dividend Index Fund	$2,500	$3,100	$3,200
Power Momentum Index Fund	$2,500	$3,100	$3,200
Power Income VIT Fund	$2,000	$3,100	$3,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/2/20